Exhibit 99.1

Grid Dynamics Investor Presentation (Ticker: GDYN) March 2020 NASDAQ: GDYN © Copyright 2020 Grid Dynamics. All Rights Reserved

Disclaimer

Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical facts, and involve risks and uncertainties that could cause actual results of Grid Dynamics to differ materially from those expected and projected. These forward-looking statements can be identified by the use of forward-looking terminology, including the words "believes," "estimates," "anticipates," "expects," "intends," "plans," "may," "will," "potential," "projects," "predicts," "continue," or "should," or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include, without limitation, statements concerning Grid Dynamics' expectations with respect to future performance, market size and industry trends.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Grid Dynamics' control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the inability to maintain the listing of the shares of common stock of Grid Dynamics on The NASDAQ Stock Market; (ii) the ability of Grid Dynamics to grow and manage growth profitably and retain its key employees; (iv) costs related to being a public company; (v) changes in applicable laws or regulations; (vi) the possibility that Grid Dynamics may be adversely affected by other economic, business, and/or competitive factors, including as a result of economic and operational impacts of the recent outbreak of the coronavirus (commonly referred to as COVID-19); and (vii) other risks and uncertainties as specified in Grid Dynamics' filings with the SEC, including those under the sections entitled "Risk Factors." Grid Dynamics cautions that the foregoing list of factors is not exclusive. Grid Dynamics cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Grid Dynamics does not undertake any obligation to update any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Use of Projections

This presentation contains projections for Grid Dynamics, including with respect to its Adjusted EBITDA and revenue. Grid Dynamics' auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as necessarily indicative of future results. In this presentation, certain of the above-mentioned projection information has been repeated for purposes of providing comparisons with historical data. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Accordingly, there can be no assurance that the projected results will be indicative of the future performance of Grid Dynamics or that actual results will not differ materially from those presented in the projected information.

Industry and Market Data

This presentation includes market data and other statistical information for sources believed by Grid Dynamics to be reliable, including independent industry publications and other published independent sources. Some data are also based on the good faith estimates of Grid Dynamics, which are derived from their review of internal sources as well as the independent sources described above. Although Grid Dynamics believe these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness.

Non-GAAP Financial Measures

In this presentation, Grid Dynamics supplements results reported in accordance with United States generally accepted accounting principles, referred to as GAAP, with non-GAAP financial measures, including Adjusted EBITDA. Management believes these measures help illustrate underlying trends in Grid Dynamics' business and uses the measures to establish budgets and operational goals, communicate internally and externally, for managing its business and evaluating its performance, including in comparison to prior periods. Adjusted EBITDA is defined as Earnings Before Interest, Taxes, Depreciation and Amortization, and excludes transaction expenses and stock-based compensation expenses. Adjusted EBITDA is not a measure of financial performance under GAAP and should not be considered as an alternative to, or more meaningful than, income from operations as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Reconciliations of the differences between the non-GAAP measures to the comparable GAAP financial measures are included in this presentation. Grid Dynamics anticipates that it will continue to report certain non-GAAP financial measures in its financial results, including non-GAAP results that exclude stock-based compensation expense, acquisition-related charges, impairment of goodwill, amortization of certain intangible assets, items related to one-time charges and benefits, gains and losses related to foreign exchange, and the tax impact of any such pre-tax adjustments. Because these non-GAAP financial measures are not calculated in accordance with GAAP, these measures are not comparable to GAAP and may not be comparable to similarly described non-GAAP measures reported by other companies within Grid Dynamics' industry. Consequently, Grid Dynamics' non-GAAP financial measures should not be evaluated in isolation or supplant comparable GAAP measures, but should be considered together with the information in Grid Dynamics' consolidated financial statements, which are prepared in accordance with GAAP.

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Seasoned Executive and Board Leadership



Leonard Livschitz

CEO and Board Member, Grid Dynamics

20+ years of senior management experience in the high-tech industry and a serial entrepreneur

- Founder and CEO of Luxera, an LED solutions company
- VP, Sales for LedEngin (acquired by Osram Opto Semiconductors)
- Leadership positions at Philips, HP, Visteon, and Ford
- Masters of Science degree in Systems and Control Engineering from Case Western Reserve University
- Masters of Science in Mechanical Engineering from Kharkov State Polytechnic University, Ukraine



Anil Doradla

CFO, Grid Dynamics

20+ years of operations and capital markets experience in the tech industry

- CFO of Airgain (NAS: AIRG), a leading provider of advanced antenna technologies
- Equity Research Analyst at William Blair
  - Ranked as #1 IT-Services sell-side research by Greenwich Associates in May 2017
- SVP at Caris & Company
- Principal Member of Technical Staff at AT&T Labs



Lloyd Carney

Chairman of the Board

25+ years experience leading technology companies

- CEO of Brocade
- COO of Juniper Networks
- CEO of Micromuse
- CEO of Xsigo Systems
- President, Wireless Internet at Nortel
- VP of Development at Bay Networks
- VP of Global Consulting Services at Wellfleet Communications
- Chairman of Carney Global Ventures

Public company board experience:
Visa, Nuance Communications, Cypress Semiconductor and Technicolor



Eric Benhamou

Board Member

40+ years experience in innovative companies and investing in emerging growth companies

- CEO of 3Com, a pioneer in the Networking Industry
- CEO of Palm Computer, a pioneering hand-held company
- Chairman of Cypress Semiconductor
- Founder and General Partner of Benhamou Global Ventures

Public company board experience: 3Com, Palm, Netscape, Legato, Real Networks, Voltaire, Cypress Semiconductor, Silicon Valley Bank, Finjan Holdings

Non-profit involvement: Chairman of the board of Israel Venture Network

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4 Grid Dynamics is the emerging leader in driving enterprise - level digital transformation in the Fortune 1000. The Forrester Wave™ Midsize Agile Software Development Service Providers Q2 2019 NASDAQ: GDYN © Copyright 2020 Grid Dynamics. All Rights Reserved

5 Grid Dynamics at a Glance Vast, rapidly - growing market opportunity Unique model to attract, train and retain people High value, high impact services Substantial growth opportunities/platform for acquisitions Strong and capable management team, combined with visionary ChaSerg leadership Stable and growing blue - chip customer base Global, integrated delivery model NASDAQ: GDYN © Copyright 2020 Grid Dynamics. All Rights Reserved

6 Grid Dynamics by the Numbers ▪ Software - like net revenue retention metrics ▪ Operating in a rapidly growing $100B market ▪ Average revenue per customer of over $3.5mm $84 $90 $93 $ 93 2016 2017 2018 2019 Superior Revenue per Employee ($’000) Grid Dynamics NASDAQ: GDYN © Copyright 2020 Grid Dynamics. All Rights Reserved * 2020P Adj. EBITDA includes incremental public costs of approx. $3M to prior est. as of Jan 31 st , 2020 ( Chaserg Form DEFA14A) $40 $55 $71 $92 $10 $13 $17 $19 2015 2016 2017 2018 2019P 2020P Outstanding Organic Revenue and Profit Growth Revenue ($mm) Adj. EBITDA ($mm) $118.3 $146 - $153 $23.7 $26 - $29 * Public Company Costs 126% 127% 122% 127% 121% 100% 105% 110% 115% 120% 125% 130% 2015 2016 2017 2018 2019 % Net Revenue Retention ($ amount) Superior net retention compared to software companies Net Retention Average Software Net Retention at IPO

7 Source: Forrester Research, The Economist $45B $60B $80B $100B $120B 2016 2017 2018 2019 2020 Digital Services Grid Dynamics Operates in a $100B Market… 47% 10% …That is Still in the Early Stages Fully Digital Not Embarked Upon Started Partly or Not at All Digital Most businesses are either just beginning or have not yet begun their digital transformation: NASDAQ: GDYN © Copyright 2020 Grid Dynamics. All Rights Reserved

8 Grid Dynamics is Ahead of the Curve in Custom Application Development " The research shows that many organizations already favor a new kind of "build" that does not include out - of - the - box solutions , but instead a combination of application components that are innovative, software packaged with professional services or solutions that are increasingly sourced from startups, disrupters or specialized local providers . " - Gartner Gartner analysts predict that by next year, 75% of application purchases supporting digital business will be "build" not "buy” Buy Out - of - the Box Application Build In - House Application Past 2020 NASDAQ: GDYN © Copyright 2020 Grid Dynamics. All Rights Reserved

Capturing the High Value Services Budget 9 Revenue driving Cost saving Technical complexity Tier 1 outsourcers Pure - play digital services Low High NASDAQ: GDYN © Copyright 2020 Grid Dynamics. All Rights Reserved

High Value, High Impact Services


Technology Roadmaps
Discovery Workshops
Technical Consulting
Web and Mobile
Conversational Interfaces
Experience Design
Lean Prototypes
Proof-of-Concept
Feasibility Lab
Digital Innovation
Quality and Security Engineering
Agile Development
Continuous Delivery and DevOps
Development Culture
Digital Intelligence
Data Science
Artificial Intelligence
Scalable Engineering
Big Data & Fast Data
Cloud Computing
Performance Engineering

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11 Delivering digital innovation requires radical rethinking of the delivery model Proprietary Delivery Model Distributed by design Globally optimized skills Client co - innovation Lean culture Mapping between skills and demand is optimized across locations and accounts, enabled by proprietary software Company - wide adoption of agile development, continuous delivery and proofs - of - concepts Teams are built and managed regardless of individual office locations, helped by a unified set of collaboration tools and processes Significant US staff leads to closer collaboration with clients and access to innovation programs NASDAQ: GDYN © Copyright 2020 Grid Dynamics. All Rights Reserved

12 Average of 6 qualified candidates in pipeline for every hire Fully internal recruiting process with no dependence on agencies Source graduate hires only from top - ranked technical universities . "We don't need to interview new people because we trust [ Grid Dynamics ] to assign the right type of talent." – Technology Client Testimonial as reported by Forrester, 2019 70% of employees with M asters degrees and 50% have at least 5 years of techn ic al experience Strong brand reputation with talent leaving competitors for Grid Dynamics Attract, Train, Retain Outstanding People We hire the best and train them to be even better 392 554 705 808 1144 1430 2014 2015 2016 2017 2018 2019P 18% 82% US CE Europe NASDAQ: GDYN © Copyright 2020 Grid Dynamics. All Rights Reserved

13 Attract, Train, Retain: Competitive Advantage in US Other client offices Grid Dynamics technical staff Plano, TX (201 8 ) Forth largest metro and the fastest growing in the US Destination of choice for technical talent San Ramon, CA (2006) Headquarters and the center of operations for SF Bay Area Seattle Kirkland Portland San Francisco San Jose Palo Alto Mountain View Sunnyvale Cupertino Fremont Milpitas Plano Frisco Austin Atlanta St Petersburg Pittsburgh NYC Milwaukee Boise Chicago Baltimore Columbia NASDAQ: GDYN © Copyright 2020 Grid Dynamics. All Rights Reserved

Attract, Train, Retain:
Sourcing from Central and Eastern Europe

Warsaw (2019)
Capital of Poland and major technology hub

Krakow (2015)
Largest IT labor market in Poland
Technological and innovation center of Poland

Wroclaw (2019)
3rd largest labor market in Poland
(35 universities)

Kyiv (2018)
Largest IT market in Ukraine

Lviv (2016)
Well-known technology and innovation hub in Ukraine

St Petersburg (2009)
Largest IT labor market in Russia
(80K IT specialists)
Consistent world programming champions

Kharkiv (2009)
2nd largest IT market in Ukraine
(~2000 IT graduates/year)



Poland
Russia
Ukraine
Serbia

Belgrade (2018)
Largest IT market on Balkans

Saratov (2006)
Employer of choice for local IT market
Oldest Grid Dynamics office

▲ ● Grid Dynamics offices
▲ ▲ Universities in the top 20 programming championship (Source: ACM ICPC Rankings)

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Attract, Train, Retain:
Professional Development Programs

Digital innovation requires a culture of ownership, agility, and constant learning

Technology excellence

- Professional certifications
- Technical meetups (Dynamics Talks)
- Slack communities for each practice area

Skills-oriented promotions

- Grid Dynamics U offers 250+ technical and non-technical courses to skill up
- Employees evaluated and promoted based on transparent SkillTree system, with 30 learning paths

Global culture

- Mixed account teams only
- English classes and certifications
- International assignments
- Relocation programs

Thought leadership

- Engineers actively design and contribute to Grid Dynamics U for other Grid Dynamics employees
- Engineers encouraged to blog and host meetups, criterion for advancement

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16 Stable, Blue - Chip Customer Base Building significant long - term relationships with Large Global Enterprises ▪ 90%+ of revenue in 2019 came from Fortune 1000 customers ▪ 2019 revenue per customer is $3.9mm ▪ Six of Grid Dynamics’ top 10 accounts in 2019 have been clients for the past five years or longer ▪ Long - term presence in retail and technology sectors with a growing impact in financial services and consumer packaged goods NASDAQ: GDYN © Copyright 2020 Grid Dynamics. All Rights Reserved

Case Studies 17 Reduced time - to - recover of a major ecommerce system from hours to 2.5 minutes Reduced Black Friday preparation time for a leading luxury retailer from six months to four weeks Increased sales 23% immediately after rolling out new customer experience NASDAQ: GDYN © Copyright 2020 Grid Dynamics. All Rights Reserved

Demonstrated Track Record of Land and Expand 18 Proven ability to upsell solutions in top accounts $mm Average Spend of Top 10 Clients # of Clients > $1mm Proven track record of adding $1mm+ accounts $3.0 $3.9 $5.1 $6.6 $8.7 $10.1 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2014 2015 2016 2017 2018 2019P 5 6 8 10 11 15 0 2 4 6 8 10 12 14 16 18 2014 2015 2016 2017 2018 2019P NASDAQ: GDYN © Copyright 2020 Grid Dynamics. All Rights Reserved

Stable and Predictable Business Model 19 % of Revenue by Client Cohort Mature: 85% New: 5% 126% 127% 122% 127% 121% 100% 105% 110% 115% 120% 125% 130% 2015 2016 2017 2018 2019 % Net Revenue Retention ($ amount) Superior net retention compared to software companies Net Retention Average Software Net Retention at IPO $0 $20 $40 $60 $80 $100 $120 2015 2016 2017 2018 2019 Millions Emerging: 10% P NASDAQ: GDYN © Copyright 2020 Grid Dynamics. All Rights Reserved

Platform Built For Sustained Growth 20 Highly fragmented market provides a target rich environment for Grid Dynamics to leverage our vertical expertise to make tuck - in acquisitions at highly accretive valuations Integrated global delivery model provides expertise necessary to successfully execute transformational acquisitions when the right opportunity is available Organic Growth Inorganic Growth 85 – 10 – 5 Approach to Revenue Growth 85% Revenue growth attributable to mature Grid Dynamics clients (relationship length > 2 years) 10% Revenue growth attributable to emerging Grid Dynamics clients (relationship length 1 - 2 years) 5% Revenue growth attributable to new logos (relationship length <1 year) Thoughtful ‘Barbell’ Approach to Acquisitions Focus Areas Geographic Expansion New Verticals … Bolstered by Actionable M&A Pipeline Proven Framework for Organic Growth… NASDAQ: GDYN © Copyright 2020 Grid Dynamics. All Rights Reserved

$0 $5 $10 $15 $20 $25 $30 $35 2015 2016 2017 2018 2019 2020P $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2015 2016 2017 2018 2019P 2020P Industry - Leading Financial Profile 21 $mm $118.2 Revenue $146 - $153 $92 $71 $55 $40 NASDAQ: GDYN © Copyright 2020 Grid Dynamics. All Rights Reserved $mm $23.7 Adjusted EBITDA $19 $16 $13 $10 * * 2020P Adj. EBITDA includes incremental public costs of approx. $3M to prior est. as of Jan 31 st , 2020 ( Chaserg Form DEFA14A) Public Company Costs $26 - $29 *

($ in mm) 2015A 2016A 2017A 2018A 2019A Income from Operations 9.2 10.6 13.1 13.8 15.6 Depreciation & Amortization 0.4 0.6 0.7 1.3 2.3 EBITDA 9.6 11.3 13.8 15.1 17.9 Stock-based Compensation Expense 0.4 0.4 0.8 1.8 2.4 Transaction Expenses – 0.9 1.9 2.5 3.3 Adjusted EBITDA 10.0 12.6 16.4 19.4 23.7 Historical Adjusted EBITDA Reconciliation 22 1. 2015 and 2016 not audited under PCAOB standard 2. 2017, 2018 and 2019 audited and upgraded to PCAOB standard 3. Stock – based compensation represents compensation expenses associated with the company’s stock option plan 4. 2016 transaction expenses represent deal - related expenses associated with the ASL acquisition that closed in April 2017 5. 2017, 2018 transaction expenses represent accrual retention bonus expenses associated with the ASL acquisition that closed in 2017 and 2019 transaction expenses represent expenses associated with the ChaSerg transaction 3 4 & 5 1 1 2 2 2 NASDAQ: GDYN © Copyright 2020 Grid Dynamics. All Rights Reserved

Appendix 23 NASDAQ: GDYN © Copyright 2020 Grid Dynamics, Inc. All Rights Reserved

Deep Cohesive Team with Strong Technical Backgrounds



Victoria Livschitz
Founder, EVP Customer Success

- Over 10 years of technical leadership at Sun Microsystems
- Principal Architect of SunGrid Dynamics, the world's first public cloud
- Senior Scientist, Sun Labs
- Chief Architect of General Motors



Max Martynov
CTO

- Over 15 years of industry experience
- Over 10 years in leadership roles
- Led engagements with Fortune 500 retail and technology clients
- Principal consultant in digital transformation and technology innovation



Yury Gryzlov
SVP, Operations

- Over 15 years in the industry
- Over 10 years of leadership roles
- Scaled Grid Dynamics' operations from 50 people in one location to 1,000+ people across 5 countries
- Built security infrastructure that allowed Grid Dynamics to enter top financial firms



Vadim Kozyrkov
SVP, Engineering

- Over 20 years of technology and program management leadership
- President, Aculocity
- Leadership roles at GMSA and GVW Group



Stan Klimoff
VP, Corporate Development

- Over 15 years of industry experience
- Over 10 years in leadership roles
- Founder and CTO, Tonomi
- Principal product architect for eBay, Seagate, Cisco, Tripwire



Barbara Salazar
VP, Finance

- Over 20 years in finance leadership roles in technology and investment banking
- CFO, Amour Vert
- Sr Manager, PWC
- MBA from Stanford University
- CPA

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Deep Cohesive Team with Strong Technical Backgrounds



Rahul Bindlish
VP, Sales

- Over 20 years of experience leading sales and consulting teams
- Sales, Infosys Technologies
- Consultant, KPMG



Vasily Sizov
VP, Account Management

- Over 15 years of managing tech teams, driving product, process, and customer service improvements
- Head of Enterprise and Industrial Software at Skolkovo Foundation
- Executive positions in a number of tech and manufacturing companies



Ratmir Panov
VP, Delivery Management

- Successfully led large retail accounts and scaled practices to the delivery organization
- Was the lead architect for Macy's and eBay accounts
- Held leadership roles in e-commerce, retail, and manufacturing prior to Grid Dynamics



Igor Yagovoy
VP, Engineering Management

- Over 15 years of leading engineering teams, delivering complex programs, and developing engineering talent
- Director, Global Delivery at Grid Dynamics
- Built & led cross-functional teams in Telecom, Finance and e-Commerce



Eugene Steinberg
Technical Fellow and Principal Architect

- Founding engineer at Grid Dynamics
- Has delivered some of the largest Grid Dynamics programs, from end to end
- Specializes in information retrieval, enterprise search, natural language processing, computer vision, and building scalable distributed systems



Ilya Katsov
Head of practice, industrial AI

- Manages the Industrial AI consulting practice that delivers innovative AI solutions to clients
- Joined Grid Dynamics in 2009 and lead engagements for major retail and technology companies
- Previously worked at Intel Research on emerging wireless communication technologies

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Additional Board Members



Michael Southworth
Board Member

- Chairman of Audit Committee at Grid Dynamics
- General Manager, Verient-Systems
- Board Member of Finjan and Quality of Life Plus Program (QL+)
- Chief Operating Officer, Corning MobileAccess



Wang Weihang
Board Member

- Chairman, President, and Director of Teamsun
- Awarded China Software Industry Outstanding Entrepreneur Laureate and China Software Industry Prestige Award Laureate in 2009.
- Awarded Innovation Outstanding Personality of Chinese Brand Award in 2011



Shuo Zhang
Board Member

- Member of Audit Committee at Grid Dynamics
- Over 25 years in the industry
- Founder and Managing Director of Renascia
- Executive roles at LSI Logic, Altera, Agilent Technologies, Avago, Cypress Semiconductor



Marina Levinson
Board Member

- Member of Audit Committee at Grid Dynamics
- Over 25 years of corporate leadership
- SVP and CIO of Netapp
- VP and CIO of Palm, Inc.



Wang Yueou, Leon
Board Member

- President of ASL
- Executive Director of ASL since Sept 2015
- Previous leadership roles include CFO and Board Secretary of Guangzhou Headway Technology Co., Ltd, Regional Finance Manager of Wistron Information Technology & Services Corporation

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